News Release

FIRST FINANCIAL CORPORATION
One First Financial Plaza, Terre Haute, Indiana 47807 (812) 238-6000

FOR IMMEDIATE RELEASE
April 10, 2020

First Financial Corporation Provides Telephone Number for 2020 Annual Meeting of Shareholders

Terre Haute, Indiana (April 10, 2020) - First Financial Corporation (NASDAQ: THFF) (“First Financial”) announced today that due to the increasing public health risk posed by COVID-19, to support the health and well-being of First Financial’s shareholders, employees, and their families, and in accordance with current governmental orders, First Financial’s 2020 Annual Meeting of Shareholders (“Annual Meeting”) will be changed from an in-person meeting to a meeting to be held by means of remote communication. Shareholders will not be able to attend the Annual Meeting in person.

The Annual Meeting will be held on the previously announced date and time on Wednesday, April 15, 2020 at 11:00 a.m., EDT. As noted in the proxy statement filed by First Financial on March 13, 2020, shareholders of record as of the close of business on February 24, 2020 are entitled to participate in the Annual Meeting.

Shareholders will be able to attend by means of remote communication by calling 812-238-6000 or 1-800-511-0045 prior to the Annual Meeting and providing the control number provided on their proxy card. Shareholders will then be given a second telephone number and pin to use for purposes of calling into the Annual Meeting. It is expected that the line to call into the Annual Meeting will open 15-30 minutes prior to the start time for the Annual Meeting.

Shareholders may continue to vote by internet and phone until 11:59 p.m. Eastern Time on April 14, 2020 or by mail, in accordance with the instructions provided in the proxy materials. Shareholders who wish to vote during the Annual Meeting should call 812-238-6000 or 1-800-511-0045 prior to start of the Annual Meeting to receive instructions on voting via telephone or electronically.

Shareholders will not receive a new proxy card reflecting the change to a virtual only meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote First Financial’s shares owned by shareholders in connection with the Annual Meeting.

For further information, please refer to First Financial’s Notice of Annual Meeting of Shareholders and Proxy Statement, filed with the Securities and Exchange Commission on March 13, 2020, which can be accessed on First Financial’s website at www.first-online.com under Investor Relations.

About First Financial Corporation

First Financial is a financial holding company headquartered in Terre Haute, Indiana. It offers a wide variety of financial services including commercial, mortgage, and consumer lending, lease financing, trust account services and depositor services through its subsidiaries, First Financial Bank, N.A. and The Morris

Plan Company of Terre Haute, Inc. For more information and financial data, please visit the "Investor Relations" section of First Financial's website at www.first-online.com.

Forward-Looking Statements

Certain statements contained in this press release, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections, and benefits relating to the business and operations of First Financial, which are subject to numerous assumptions, risks and uncertainties. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “may,” “will,” “should,” “likely,” “expected,” “estimated,” ‘‘intends,’’ “future,” “plan,” “goal,” “seek,” “project,” and other similar expressions may identify forward-looking statements, but are not the exclusive means of identifying such statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Please refer to First Financial’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as its other filings with the Securities and Exchange Commission, for a more detailed discussion of risks, uncertainties, and factors that could cause actual results to differ from those discussed in the forward-looking statements. All forward- looking statements included in this press release are made as of the date hereof and are based on information available at the time of the press release. Except as required by law, First Financial does not assume any obligation to update any forward-looking statement.

Contact:

First Financial Corporation
Norman L. Lowery
President & CEO
812-238-6427